Exhibit 99.1

May 23, 2019	Flowers Foods (NYSE: FLO)

FLOWERS FOODS ANNOUNCES EXECUTIVE PROMOTIONS

AND RETIREMENT OF CHIEF LEGAL COUNSEL

THOMASVILLE, Ga. – Flowers Foods, Inc. (NYSE: FLO), producer of Nature’s Own, Wonder, Tastykake, Dave’s Killer Bread, and other bakery foods, today announced several key appointments consistent with the company’s management succession plan.

Effective May 23, 2019, Bradley K. Alexander, president of Flowers’ Fresh Packaged Bread Business Unit, has been named chief operating officer of Flowers Foods. He now oversees the company’s Fresh Packaged Bread and Snacking/Specialty Business Units, Supply Chain, and Sales, and is responsible for driving the execution of Flowers’ strategic initiatives.

Also effective May 23, 2019, H. Mark Courtney, senior vice president of retail accounts, has been named president of the Fresh Packaged Bread Business Unit. He is now responsible for driving innovation, growth, and profitability across the company’s key core and growth brands, which include Nature’s Own, Wonder, Dave’s Killer Bread and Canyon Bakehouse.

The company also announced that Stephen R. Avera, chief legal counsel, will retire at the end of the year after 33 years of service. Stephanie B. Tillman, the company’s vice president, chief compliance officer, and deputy general counsel, will succeed him on January 1, 2020.

Ryals McMullian, Flowers Foods’ president and chief executive officer, said, “We are fortunate to have an executive of Brad’s experience, who has served as COO in the past, return to this important position. When we put our new organizational structure in place in 2017, we asked him to lead the formation and development of our new Fresh Packaged Bread Business Unit as president. Brad built a best-in-class team, integrated that team into our new organizational structure, and developed an atmosphere of creativity, accountability, and execution. With the new structure firmly in place, I am delighted to have him back in this role as a key strategic advisor. Brad will continue to build on the work we’ve already done to make Flowers a more agile, efficient, and profitable company.

“As leader of our Fresh Packaged Bread Business Unit, Mark’s understanding of marketplace dynamics and retail partners will guide our key core and growth brands in today’s rapidly changing retail environment,” McMullian continued. “He has more than 35 years’ experience in retail sales, category management, and the baking industry, and I expect Mark to continue to drive innovation and profitable brand growth.”

In commenting on Steve Avera’s upcoming retirement, McMullian said, “I want to express our deep appreciation to Steve for his service to our company. Steve has been an integral part of our legal team since joining the company in 1986, and I consider it a privilege to have been able to work with him as part of that team. His thoughtful counsel has helped guide Flowers through many significant events and transactions. We wish him the very best in his retirement.”

McMullian continued, “It’s a testament to Flowers’ succession planning that we have someone of such high caliber as Stephanie to transition to the role of chief legal counsel. Since joining Flowers’ legal team in 1995, Stephanie has handled a broad range of legal matters, modernized our compliance capabilities, and consistently provided outstanding counsel and sound judgment to senior leadership. We look forward to her future contributions.”

Alexander, 60, joined the company in 1981, and has held positions in sales, operations, and marketing, including bakery president, regional vice president, and president of Flowers Bakeries. He was named executive vice president and chief operating officer of Flowers Foods in 2014 and president of the company’s Fresh Packaged Bread Business Unit in 2017.

Courtney, 58, joined the company in 1983 and has held positions in sales and marketing, including executive vice president of Flowers’ specialty snack business. He was named senior vice president of sales in 2008 and senior vice president of retail accounts in 2017.

Tillman, 48, joined the company as a corporate attorney in 1995 and was promoted to vice president and associate general counsel; vice president of compliance and assistant general counsel; and vice president, chief compliance officer and deputy general counsel.

About Flowers Foods

Headquartered in Thomasville, Ga., Flowers Foods, Inc. (NYSE: FLO) is one of the largest producers of fresh packaged bakery foods in the United States with 2018 sales of $4 billion. Flowers operates bakeries across the country that produce a wide range of bakery products. Among the company’s top brands are Nature’s Own, Wonder, Dave’s Killer Bread, and Tastykake. Learn more at www.flowersfoods.com.

Investor Contact: J.T. Rieck (229) 227-2253

Media Contact: Paul Baltzer (229) 227-2380

Forward-Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements. Forward-looking statements relate to current expectations regarding long-term strategic and other objectives of management and the expected benefits of the management transition and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or “will continue,” or the negative of these terms or other comparable terminology. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. Other factors that may cause actual results to differ from the forward-looking statements contained in this release and that may affect the company’s prospects in general include, but are not limited to, (a) general economic and business conditions and the competitive conditions in the baked foods industry, including promotional and price competition, (b) changes in consumer demand for our products, including changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward more inexpensive store-branded products, (c) the success of productivity improvements and new product introductions, (d) a significant reduction in business with any of our major customers including a reduction from adverse developments in any of our customer’s business, including as a result of product recalls or safety concerns related to our products, (e) fluctuations in commodity pricing, (f) energy and raw material costs and availability and hedging and counterparty risk, (g) our ability to fully integrate recent acquisitions into our business, (h) our ability to achieve cash flow from capital expenditures and acquisitions and the availability of new acquisitions that build shareholder value, (i) our ability to successfully implement our business strategies, including those strategies the company has initiated under Project Centennial, which may involve, among other things, the integration of recent acquisitions or the acquisition or disposition of assets at presently targeted values, the deployment of new systems and technology and an enhanced organizational structure, (j) consolidation within the baking industry and related industries, (k) disruptions in our direct-store delivery system, including litigation or an adverse ruling from a court or regulatory or government body that could affect the independent contractor classification of our independent distributors, (l) increasing legal complexity and legal proceedings that we are or may become subject to, (m) product recalls or safety concerns related to our products, and (n) the failure of our information technology systems to perform adequately, including any interruptions, intrusions or security breaches of such systems. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. In addition, you should consult other public disclosures made by the company, including the risk factors included in our most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and disclosures made in other filings with the SEC and company press releases, for other factors that may cause actual results to differ materially from those projected by the company. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law.